T. Rowe Price New Horizons Fund, Inc.

Supplement to prospectus dated May 1, 2009

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective March 1, 2010, Henry M. Ellenbogen will replace John H. Laporte as Chairman of the Investment Advisory Committee. Mr. Ellenbogen joined T. Rowe Price in 2001 and his investment experience dates from 1996. Mr. Ellenbogen will become a committee member effective October 1, 2009.

The date of this supplement is June 30, 2009.

F42-041 6/30/09